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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12
The Ricex Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 20, 2002

To the Stockholders of
The RiceX Company:

        NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of the Stockholders of The RiceX Company, a Delaware corporation (the "Company") will be held at The Sacramento Marriott Rancho Cordova, 11211 Point East Drive, Rancho Cordova, California on Thursday, June 20, 2002, from 8:00 A.M. to 10:00 A.M. (Pacific Time) for the following purposes:

  1.
  To elect two Class I directors to the Board of Directors who will serve until the Company's 2005 Annual Meeting of Stockholders or until their successors have been duly elected and qualified; and

  2.
  To transact such other business as may be properly brought before the meeting or any postponement or adjournment thereof.

        It is anticipated that this Proxy Statement and the accompanying form of proxy will first be sent to the stockholders of the Company on or about May 20, 2002. The Board of Directors knows of no matters, other than those set forth in paragraphs 1 and 2 above (discussed in greater detail in the accompanying Proxy Statement), that will be presented for consideration at the meeting. Stockholders of record at the close of business on May 10, 2002 will be entitled to notice of and to vote at said meeting or any adjournments thereof. A list of such stockholders shall be open to the examination of any stockholder at the meeting and for a period of ten days prior to the date of the meeting at the Company's principal executive offices in El Dorado Hills, California.

        The Board of Directors urges each stockholder to read carefully the enclosed proxy statement, which is incorporated herein by reference.

By Order of the Board of Directors,
/s/ Todd C. Crow Todd C. Crow Secretary and Chief Financial Officer

El Dorado Hills, CA
Dated: May 20, 2002

IMPORTANT
Whether or not you expect to attend the 2002 Annual Meeting in person, please complete, date, sign, and return the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. Your proxy will be revocable any time prior to its exercise either in writing or by voting your shares personally at the 2002 Annual Meeting.

The RiceX Company

1241 Hawk's Flight Court
El Dorado Hills, CA 95762

PROXY STATEMENT FOR
2002 ANNUAL MEETING OF STOCKHOLDERS

June 20, 2002

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors and management of The RiceX Company, a Delaware corporation ("RiceX" or "Company"), of proxies from the holders of the Company's Common Stock, par value $.001 per share (the "Common Stock"), for use at the 2002 Annual Meeting of Stockholders to be held at The Sacramento Marriott Rancho Cordova, 11211 Point East Drive, Rancho Cordova, California on Thursday, June 20, 2002, from 8:00 A.M. to 10:00 A.M. (Pacific Time) and at any adjournments or postponements thereof. A form of the proxy is enclosed for use at the meeting. Stockholders are being asked to vote upon the election of two Class I directors to the Board of Directors and such other business as may properly come before the meeting.

INFORMATION CONCERNING PROXY

        The enclosed proxy is solicited on behalf of the Company's Board of Directors. If no instructions are given on the proxy, all shares represented by valid proxies received pursuant to this solicitation and not revoked before they are voted will be voted FOR the directors nominated by the Board of Directors and as recommended by the Board of Directors with regard to all other matters or, if no such recommendation is given, in the discretion of the proxy holder. Proxies marked "withhold" and/or "abstain" will be counted towards the quorum requirement but will not be voted for the election of the Board of Directors' director nominees.

        A proxy may be revoked at any time before it is exercised by giving written notice of revocation to the Secretary of the Company or by submitting, prior to the time of the meeting, a properly executed proxy bearing a later date. Stockholders having executed and returned a proxy, who attend the meeting and desire to vote in person, are requested to so notify the Secretary of the Company prior to the time of the meeting.

        The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition to solicitation by use of the mail, certain officers and regular employees of the Company may solicit, for no additional compensation, the return of proxies by telephone, telegram, or personal interview. The Company has requested brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials to their principals, the beneficial owners of Common Stock of the Company, and will reimburse them for their reasonable out-of-pocket expenses in so doing.

        The mailing address of the Company is 1241 Hawk's Flight Court, El Dorado Hills, CA 95762.

PURPOSES OF THE MEETING

        At the 2002 Annual Meeting, the Company's stockholders will consider and vote upon the following matters:

1.
To elect two Class I directors to the Board of Directors who will serve until the Company's 2005 Annual Meeting of Stockholders or until their successors have been duly elected and qualified; and

2.
To transact such other business as may be properly brought before the meeting or any postponement or adjournment thereof.

        Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted FOR the Class I directors nominated by the Board of Directors and, with regard to all other matters, as recommended by the Board of Directors, or, if no such recommendation, by the proxies in their discretion upon any other proposal as may properly come before the Annual Meeting. In the event a stockholder specifies a different choice by means of the enclosed proxy, such stockholder's shares will be voted in accordance with the specification so made.

OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

        The Company's Board of Directors has fixed the close of business on May 10, 2002 as the record date for the determination of stockholders entitled to vote at the meeting (the "Record Date"). As of the Record Date, there were 38,829,350 shares of Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to stockholders for approval at the Annual Meeting. Stockholders do not have the right to cumulate votes for directors.

        The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Directors will be elected by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. Any other matter that may be submitted to a vote of the stockholders will be approved if the number of shares of Common Stock voted in favor of the matter exceeds the number of shares voted against the matter, unless the matter is one for which a greater vote is required by law or by the Company's Certificate of Incorporation or Bylaws. If less than a majority of outstanding shares of Common Stock is represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

        Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Abstentions will be considered as shares present and entitled to vote at the Annual Meeting and will be counted as votes cast at the Annual Meeting, but will not be counted as votes cast for or against any given matter. The inspectors of election will treat shares referred to as "broker or nominee non-votes" (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. For purposes of determining the outcome of any matter as to which the proxies reflect broker or nominee non-votes, shares represented by such proxies will be treated as not present and not entitled to vote on that subject matter and therefore will not be considered by the inspectors of election when counting votes cast on the matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters). Accordingly, abstentions and broker or nominee non-votes will not have the same effect as a vote against the election of any director.

SECURITY OWNERSHIP

        The following table sets forth certain information as of May 3, 2002 (the "Reference Date") with respect to the beneficial ownership of Common Stock of the Company by each person known by the Company to own beneficially more than five percent of the Company's Common Stock, by each executive officer and director, and by all officers and directors as a group. Unless otherwise indicated, all persons have sole voting and investment powers over such shares, subject to community property laws. As of the Reference Date, there were 38,829,350 shares of Common Stock outstanding and unexercised warrants and options representing 27,168,369 shares.

Name(1)	Amount & Nature of Beneficial Owner(2)		Percent of Class
Monsanto 800 N. Lindbergh, St. Louis, MO 63167	7,167,479		10.86%
Intermark Group Holdings, LLC 10707 Club Chase, Fisher, IN 46038	5,803,574	(3)	8.79%
Gilbert L. McCord, Sr. 7029 E. Hill Road, Grand Blac, MI 48439	5,803,571	(4)	8.79%
Daniel L. McPeak, Sr., Chairman of the Board and Chief Executive Officer	5,774,095	(5)	8.75%
Intermark Partners Strategic Management, LLC 484 East Carmel Dr., Carmel, IN 46032	5,078,215	(6)	7.69%
Kirit Kamdar, Director	1,951,250	(7)
Steven W. Saunders, Director	1,000,000	(7)
Kenneth L. Miller, Director	250,000	(7)
Todd C. Crow, Chief Financial Officer	1,160,000	(7)
Ike E. Lynch, V.P. Operations	1,348,535	(7)
Daniel L. McPeak, Jr., V.P. General Manager	965,500	(7)
All directors and executive officers, as a group (7 persons)	12,449,380		18.86%

(1)
Except as otherwise noted, the address for each person is c/o The RiceX Company, 1241 Hawk's Flight Court, El Dorado Hills, California 95762.

(2)
Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock listed as beneficially owned by them. A person is deemed to be the beneficial holder of securities that can be acquired by such person within 60 days from the Reference Date upon the exercise of warrants or options. Each beneficial owner's percentage ownership is determined by including shares, underlying options or warrants which are exercisable by such person currently, or within 60 days following the Reference Date, and excluding shares underlying options and warrants held by any other person.

(3)
Includes warrants to purchase 4,017,859 shares of Common Stock. The warrants are currently exercisable. Warrants to purchase 2,232,144 shares of Common Stock are restricted from sale and/or transfer until such time as the Company's revenues at various stages reach an annualized equivalent of $12,000,000 and $25,000,000. These shares of Common Stock and warrants to purchase Common Stock were previously owned by GBV Intermark Fund, LLC. On April 2, 2002, Intermark Group Holdings, LLC, an independent third party, acquired the Common Stock and warrants in a private transaction from GBV Intermark Fund, LLC.

(4)
Includes warrants to purchase 4,017,857 shares of Common Stock. The warrants are currently exercisable. Warrants to purchase 2,232,143 shares of Common Stock are restricted from sale and/or transfer until such time as the Company's revenues at various stages reach an annualized equivalent of $12,000,000 and $25,000,000.

(5)
Includes options to purchase 2,200,000 shares of Common Stock, 1,708,225 shares of Common Stock in Mr. McPeak's name and 1,665,870 shares of Common Stock in his wife's name, Ms. Patricia McPeak, and 200,000 shares of Common Stock held in a joint trust.

(6)
Represents warrants to purchase 5,078,215 shares of Common Stock. The warrants are currently exercisable. Warrants to purchase 3,250,000 shares of Common Stock are restricted from sale and/or transfer until such time as the Company's revenues at various stages reach an annualized equivalent of $12,000,000 and $25,000,000.

(7)
Includes options for the purchase of Common Stock as follows: Kirit S. Kamdar, 200,000 options; Steven W. Saunders, 200,000 options; Kenneth L. Miller, 100,000 options; Todd C. Crow, 1,160,000 options; Ike E. Lynch, 1,040,000 options and Daniel L. McPeak, Jr., 960,000 options. Also includes 14,409 shares of Common Stock and 12,000 options for the purchase of Common Stock held by Mr. Lynch's wife to which Mr. Lynch disclaims beneficial ownership.

PROPOSAL TO ELECT DIRECTORS

Description of Current Board of Directors

        The Company's Certificate of Incorporation provides that the Board of Directors shall consist of not less than five nor more than eight members, with the exact number to be fixed from time to time by the Board of Directors. The current number of directors as fixed by the Board is five. The Certificate of Incorporation divides the Board of Directors into three classes, with staggered three-year terms. The current classes of the Board of Directors and their terms of office are as follows:

CLASS DIRECTORS		TERM EXPIRES IN:
I	Kirit S. Kamdar	2002
I	Steven W. Saunders	2002
II	Kenneth L. Miller	2003
III	Daniel L. McPeak, Sr.	2004
III	Todd C. Crow	2004

Nominees

        The two directors serving in Class I have terms expiring at the Annual Meeting. The two Class I directors currently serving on the Board, Messrs. Kamdar and Saunders, have been nominated by the Board of Directors for re-election to three-year terms at the Annual meeting. Each Class I director elected at the Annual Meeting will serve for a term expiring at the Company's 2005 Annual Meeting of Stockholders or when his successor has been duly elected and qualified. The Board of Directors has no reason to believe that any nominee will refuse or be unable to accept election; however, in the event that any nominee is unable to accept election or if any other unforeseen contingencies should arise, each proxy that does not direct otherwise will be voted for the remaining nominees, if any, and for such other person(s) as may be designated by the Board of Directors.

        Below is information with respect to each nominee for election.

        KIRIT S. KAMDAR.    Mr. Kamdar has served as a Class I director of the Company since August 1998 and will serve until the next election of directors in 2002. From January 1990 to September 1992, Mr. Kamdar also served as director of the Company, and from January 1990 to April 1994 Mr. Kamdar served as the Company's Executive Vice President. Since July 1974, Mr. Kamdar has been Chairman of the Board and Chief Executive Officer of Kamflex Corporation, a manufacturing corporation.

        STEVEN W. SAUNDERS.    Mr. Saunders has served as a Class I director of the Company since August 1998 and will serve until the next election of directors in 2002. Mr. Saunders has been President of Saunders Construction, Inc., a commercial construction firm, since February 7, 1991 and President of Warwick Corporation, a business-consulting firm.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF EACH NOMINEE NAMED ABOVE.

CURRENT DIRECTORS AND EXECUTIVE OFFICERS

        The Board of Directors is classified into three classes, designated Class I, Class II and Class III. The term of office of the current Class I directors shall expire at this annual meeting of the stockholders and is subject to vote as proposed above. The term of office of the current Class II director expires at the annual meeting of the stockholders in the year 2003, and the term of the current Class III directors expires at the annual meeting of the stockholders in the year 2004. The classification of the Board of Directors has the effect of generally requiring at least two annual stockholder meetings, instead of one, to replace a majority of the members of the Board of Directors. The current Board of Directors and Executive Officers include:

NAME	AGE	POSITION
Daniel L. McPeak, Sr.	67	Class III Director, CEO, and Chairman of the Board
Kirit S. Kamdar (1)	60	Class I Director
Steven W. Saunders (2)	46	Class I Director
Kenneth L. Miller (2)	57	Class II Director
Todd C. Crow	54	Class III Director, Vice President Finance & CFO
Ike E. Lynch	57	Vice President of Operations
Daniel L. McPeak, Jr.	42	Vice President and General Manager

(1)
Member of the Compensation Committee

(2)
Member of the Audit Committee

        DANIEL L. MCPEAK.    Mr. McPeak co-founded the Company in February 1989 and has served as Chairman of the Board of the Company since its formation. In November 1998, Mr. McPeak was re-appointed Chief Executive Officer ("CEO") of the Company. Mr. McPeak previously served as CEO of the Company from May 1989 to April 1997. Mr. McPeak is the spouse of Ms. McPeak (see "Certain Relationships And Related Transactions") and the father of Daniel L. McPeak, Jr. Mr. McPeak will serve as a Class III director until the election of directors in 2004.

        KIRIT S. KAMDAR.    Mr. Kamdar has served as a Class I director of the Company since August 1998 and will serve until the next election of directors in 2002. From January 1990 to September 1992, Mr. Kamdar also served as director of the Company, and from January 1990 to April 1994 Mr. Kamdar served as the Company's Executive Vice President. Since July 1974, Mr. Kamdar has been Chairman of the Board and Chief Executive Officer of Kamflex Corporation, a manufacturing corporation.

        STEVEN W. SAUNDERS.    Mr. Saunders has served as a Class I director of the Company since August 1998 and will serve until the next election of directors in 2002. Mr. Saunders has been President of Saunders Construction, Inc., a commercial construction firm, since February 7, 1991 and President of Warwick Corporation, a business-consulting firm.

        KENNETH L. MILLER.    Mr. Miller has served as a Class II director of the Company since October 2000 and will serve until the next election of directors in 2003. Mr. Miller co-founded Granite Bay Ventures, LLC, a venture capital firm, and has served as Senior Partner from January 1999 to present. From March 1995 to present, Mr. Miller has served as a self-employed consultant focusing on marketing and strategic planning. From November 1999 to the present, Mr. Miller has served as a director of Polymer Bioscience, Inc., a medical device company. From November 1998 to the present, Mr. Miller has served as a director of Digital Doc, Inc., a dental technology company. From 1991 to 1996, Mr. Miller served as Senior Vice President of Field Operations for LeFebure Corporation, a bank equipment manufacturing company. From 1979 to 1991, Mr. Miller held various positions including Director of Marketing and Vice President, General Manager of the Mosler Division of American Standard, Inc., an electronics systems firm. From 1971 to 1979, Mr. Miller held various senior financial and management positions in the moving and storage industry.

        TODD C. CROW.    Mr. Crow has served as a Class III director of the Company since June 2001 and will serve until the next election of directors in 2004. Mr. Crow joined the Company in May 1996 and has been the Company's Vice President of Finance and Chief Financial Officer since November 1998 and its Secretary since January 1999. From September 1997 to November 1998, Mr. Crow was the Company's Controller. From May 1996 to September 1997 he was the Company's Chief Financial Officer. Mr. Crow also served as a director of the Company from June 1996 to January 1997. From 1989 until joining The RiceX Company, Mr. Crow held senior financial positions with the Morning Star Group, an agri-business holding company, and Harter, Inc., a food-processing manufacturer.

        IKE E. LYNCH.    Mr. Lynch currently serves as Vice President of Operations and International Business Development for the RiceX Company and President and Chief Operating Officer of Food Extrusion—Montana, positions which he has held since January 1997. From 1966 through 1982, Mr. Lynch was employed by the H. J. Heinz Company in various management roles, culminating with the President and CEO position of the Hubinger Company, a subsidiary of Heinz. In 1982 Mr. Lynch left Heinz to become President and CEO of Dawn Enterprises LLC, specializing in Ethanol production and marketing. Mr. Lynch left Dawn Enterprises in 1989 to form Centennial Foods, Incorporated where he served as President and Chief Executive Officer until the acquisition of Centennial by RiceX in 1997.

        DANIEL L. MCPEAK, JR. Mr. McPeak joined the Company in July 1996 and has been the Company's Vice President and General Manager since November 1998. From July 1996 to July 1997, he served as Director of Sales and Marketing, then moved to the position of Business Manager until November 1998. From 1994 until joining the Company, Mr. McPeak served as Vice President of Marketing for Fort Knox, Inc., a security products manufacturer. Daniel L. McPeak, Jr. is the son of Daniel L. McPeak, Sr.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Based upon a review of the Company's records, the Company is not aware of any officers or directors of the Company that failed to timely file one or more reports disclosing beneficial ownership of securities of the Company as required under Section 16(a) of the Securities Exchange Act of 1934, as amended, during the fiscal year ended December 31, 2001.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        During the Company's fiscal year ended December 31, 2001, the Company's Board of Directors held ten meetings and took certain actions by written consent. During the 2001 fiscal year, no director attended fewer than ninety percent of the aggregate of (i) the number of meetings of the Board of Directors held during the period he served on the Board, and (ii) the number of meetings of committees of the Board of Directors held during the period he served on such committees. The Board of Directors established an Audit Committee and a Compensation Committee.

Audit Committee

        The Audit Committee was established in February 2001 and one meeting was held in fiscal 2001 on May 2, 2001. The Audit Committee of our Board of Directors currently consists of Steven Saunders and Kenneth Miller. Steven Saunders and Kenneth Miller are both non-employee directors of the Company. This committee is directed to review the scope, cost and results of the independent audit of the Company's books and records, the results of the annual audit with management and the internal auditors, and the adequacy of our accounting, financial, and operating controls; to consider proposals made by the independent auditors for consulting work; and to report to the Board of Directors, when so requested, on any accounting or financial matters. The Board of Directors has adopted a written charter for the Audit Committee which is filed as an Appendix I to this Proxy Statement.

Audit Committee Report

        The Audit Committee has reviewed and discussed with management the Company's audited consolidated financial statements as of and for the year ended December 31, 2001.

        The Audit Committee has also discussed with Moss Adams LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

        The Audit Committee has received and reviewed the written disclosures and the letter from Moss Adams LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with Moss Adams LLP their independence.

        Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements referred to above be included in The RiceX Company Annual Report on Form 10-KSB for the year ended December 31, 2001 filed with the Securities and Exchange Commission.

        The Audit Committee of our Board of Directors currently consists of Steven Saunders and Kenneth Miller. The material contained in this Audit Committee Report is not soliciting material, is not deemed filed with the SEC, and is not incorporated by reference in any filing of the Company under the Securities Act, or the Exchange Act, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

Compensation Committee

        The Compensation Committee was established in February 2001 with no meetings being held in fiscal year 2001. The Compensation Committee currently consists of Kirit Kamdar. At all times since the formation of the Compensation Committee, Kirit Kamdar has been a non-employee director. The Compensation Committee administers and implements all of our stock option and other stock-based and equity-based benefit plans (including performance-based plans), recommends changes or additions to those plans, and reports to the Board of Directors on compensation matters. The Board of Directors has not adopted a written charter for the Compensation Committee.

EXECUTIVE COMPENSATION

        The following table sets forth the total compensation for the Chief Executive Officer and each of the Company's current executive officers and one former officer whose total salary and bonuses for fiscal 2000 and 2001 exceeded $100,000 or would have exceeded $100,000 on an annualized basis (collectively, the "Named Executive Officers").

SUMMARY COMPENSATION TABLE

Long Term Compensation
Annual Compensation
Awards Securities Underlying Options/SARs (#)
Name & Principal Position	Year	Salary			Other Annual Compensation				All Other Compensation
Daniel L. McPeak, Sr.(1) Chairman of the Board, Chief Executive Officer	2001 2000 1999	$ $ $	250,000 233,077 149,126		$	— — 16,251	(2) (2) (5)	200,000 2,000,000 —
Ike E. Lynch VP Operations and Chief Operating Officer of Food Extrusion Montana	2001 2000 1999	$ $ $	135,000 131,538 124,592			— — —	(2) (2) (2)	— — 900,000
Todd C. Crow(3) Chief Financial Officer	2001 2000 1999	$ $ $	135,000 131,538 98,884			— — —	(2) (2) (2)	150,000 — 900,000
Daniel L. McPeak, Jr.(4) Executive VP, General Manager	2001 2000 1999	$ $ $	135,000 131,538 98,940		$	— — 9,900	(2) (2) (7)	— — 900,000
Allen J. Simon (Terminated)(1)	2001 2000 1999	$	— — 20,833	(6)

(1)
Mr. McPeak was Chief Executive Officer from January 1996 to April 1997 and from November 18, 1998 to present. Mr. Simon provided services as CEO from April 1997 to November 18, 1998 and resigned from the office of CEO effective December 13, 1998 in accordance with his severance agreement.

(2)
Other Annual Compensation is less than 10% of Salary.

(3)
Mr. Crow was Chief Financial Officer from May 1996 to September 1997 and from November 1998 to present.

(4)
Mr. McPeak, Jr. was Vice President of Sales and Marketing from July 1996 to October 1997 and from November 1998 to present its Executive Vice President, General Manager.

(5)
In 1999, represents automobile expenses and other perquisites.

(6)
Represents one-month payroll for period prior to severance (November, 14, 1998 to December 14, 1998) paid in 1999.

(7)
Represents automobile allowances and expenses.

OPTION ACTIVITY IN 2000 TO EXECUTIVES

        The following table sets forth for each of the Named Executive Officers certain information concerning stock options activity granted during 2001.

Name	Number of Securities Underlying Options/SARs Granted (#)		Percent of Total Options/SARs Granted to Employees in Fiscal Year	Exercise Price ($/Sh)	Market Price ($/Sh)	Expiration Date
Daniel McPeak, Sr.	150,000	(1)	16%	$0.39	$0.39	2/22/11
Daniel McPeak, Sr.	50,000	(2)	5%	$0.40	$0.40	6/1/11
Todd C. Crow	150,000	(1)	5%	$0.39	$0.39	2/22/11

(1)
Options were granted on February 22, 2001. Options to purchase 150,000 shares were fully vested and immediately exercisable at $0.39 per share. The market price of the Company's Common Stock on the date of grant was $0.39 per share.

(2)
Options were granted on June 1, 2001. Options to purchase 50,000 shares vest over twelve months and are exercisable at $0.40 per share. The market price of the Company's Common Stock on the date of grant was $0.40 per share.

STOCK OPTION EXERCISES AND YEAR-END VALUE TABLE

        The table below reflects the number of shares covered by both exercisable and non-exercisable stock options as of December 31, 2001 for the Named Executive Officers. Values for "in-the-money" options represent the position spread between the exercise price of existing options and the market value for the Company's Common Stock on December 31, 2001.

			Number of Unexercised Options		Value of Unexercised In-The-Money Options
	Shares Acquired on Exercise (#)	Value Realized ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
None

DIRECTOR COMPENSATION

        On July 9, 1997, the Board of Directors adopted a non-employee director compensation plan pursuant to which non-employee directors are compensated as follows: (i) $15,000 annual retainer payable in quarterly installments for participation at up to six meetings of the Board of Directors; (ii) immediately exercisable, nonqualified options to purchase 50,000 shares of Common Stock, to be granted upon appointment to the Board of Directors, and (iii) immediately exercisable, nonqualified options to purchase 15,000 shares of Common Stock, to be granted on the day of each Annual Meeting of stockholders during the non-employee director's service on the Board of Directors. Such options are to be granted as freestanding options and not under the 1997 Stock Option Plan. The exercise price of the options shall be the fair market value of a share of Common Stock on the date of grant. Directors are also reimbursed for reasonable expenses incurred in attending meetings of the Board of Directors and committees thereof. On April 27, 1999 the Board voted to temporarily suspend the grant of options and payment of retainers to the Board of Directors. Effective February 22, 2001, the options program was reinstated and amended. The amendments include issuing nonqualified options to purchase 50,000 shares of Common Stock to each Board member on the anniversary of their appointment as a Board member. The options will be fully vested at the end of one year, or on the anniversary date of grant. If a director's service is terminated prior to full vesting, the number of options which vest will be prorated to the applicable period. The director annual retainer fee remains suspended.

EMPLOYMENT AGREEMENTS

        MCPEAK EMPLOYMENT AGREEMENT.    The Company entered into an employment agreement with Daniel L. McPeak, Sr. in April 2000 (the "McPeak Employment Agreement"), pursuant to which Mr. McPeak agreed to serve as Chairman of the Board of Directors and as Chief Executive Officer of the Company. The McPeak Employment Agreement provides that Mr. McPeak will receive an annual base salary of $250,000. The McPeak Employment Agreement terminates on March 31, 2003, unless his employment is terminated earlier. Thereafter, for a five-year period commencing April 1, 2003 and ending on March 31, 2008, the employment agreement will convert to a consulting agreement with the Company. During the consulting period, the Company shall pay Mr. McPeak a consulting fee of $125,000 per year. If during the consulting period the Company's annual sales revenues reach or exceed $12,000,000, the consulting fee shall be increased to $175,000 per year. The term will be automatically extended for additional one-year periods unless either party delivers notice of election not to extend the employment at least 60 days prior to the end of the then current term. Mr. McPeak's employment may be terminated prior to the expiration of the stated term under the following circumstances: (i) death; (ii) termination by the Company for Cause (as defined in the McPeak Employment Agreement); or (iii) termination by the Company without Cause (as defined in the McPeak Employment Agreement). If Mr. McPeak is terminated without Cause, he is entitled to the base salary or consulting fee in effect at such time for the remainder of the term of the McPeak Employment Agreement. Within six months of first receiving notice of a Change in Control (as defined in the McPeak Employment Agreement) Mr. McPeak may elect to retire from service and render, on a non-exclusive basis, only such consulting and advisory services to the Company as he may reasonably accept and he is entitled to continue receiving his benefits and salary until the latter of (i) six months after the date of such election, (ii) subsequent full-time employment with another enterprise, or (iii) the expiration of the term of the McPeak Employment Agreement.

        LYNCH EMPLOYMENT AGREEMENT.    In May 1999, the Company entered into an employment agreement with Mr. Ike E. Lynch (the "Lynch Employment Agreement"), pursuant to which Mr. Lynch agreed to serve as Vice President of Operations for the Company and Chief Operating Officer for the Company's subsidiary, Food Extrusion Montana. The Lynch Employment Agreement provides that Mr. Lynch will receive an annual base salary of $125,000, which was increased to $135,000 on May 1,

2000, and will be reviewed annually. The Lynch Employment Agreement terminates on May 1, 2004, unless his employment is terminated earlier. Thereafter, the term will be automatically extended for an additional five-year term unless either party delivers a notice of election not to extend the term at least 90 days prior to the expiration of the initial term. Mr. Lynch's employment may be terminated prior to the expiration of the stated term under the following circumstances: (i) the mutual written agreement of the Company and Mr. Lynch; (ii) Mr. Lynch's disability, which shall, for the purposes of the Lynch Employment Agreement, mean Mr. Lynch's inability due to physical or mental impairment to perform Mr. Lynch's duties and obligations under the Lynch Employment Agreement, despite reasonable accommodation by the Company, for a period exceeding three months; (iii) Mr. Lynch's death; (iv) notice of termination by the Company for cause (as defined in the Lynch Employment Agreement); or (v) written notice of termination by the Company without cause upon fourteen (14) days notice, subject to the compensation for early termination. If Mr. Lynch is terminated without cause, the Company shall pay to Mr. Lynch as liquidated damages and in lieu of any and all other claims which Mr. Lynch may have against the Company an amount equal to Mr. Lynch's monthly base salary multiplied by the number of months remaining in the term of this Agreement, or a payment amount equal to two years of Mr. Lynch's base salary, whichever is greater.

        CROW EMPLOYMENT AGREEMENT.    In May 1999, the Company entered into an employment agreement with Mr. Todd C. Crow (the "Crow Employment Agreement"), pursuant to which Mr. Crow agreed to serve as Chief Financial Officer of the Company. The Crow Employment Agreement provides that Mr. Crow will receive an annual base salary of $125,000, which was increased to $135,000 on May 1, 2000, and will be reviewed annually. The Crow Employment Agreement terminates on May 1, 2004, unless his employment is terminated earlier. Thereafter, the term will be automatically extended for an additional five-year term unless either party delivers a notice of election not to extend the term at least 90 days prior to the expiration of the initial term. Mr. Crow's employment may be terminated prior to the expiration of the stated term under the following circumstances: (i) the mutual written agreement of the Company and Mr. Crow; (ii) Mr. Crow's disability, which shall, for the purposes of the Crow Employment Agreement, mean Mr. Crow's inability due to physical or mental impairment to perform Mr. Crow's duties and obligations under the Crow Employment Agreement, despite reasonable accommodation by the Company, for a period exceeding three months; (iii) Mr. Crow's death; (iv) notice of termination by the Company for cause (as defined in the Crow Employment Agreement); or (v) written notice of termination by the Company without cause upon fourteen (14) days notice, subject to the compensation for early termination. If Mr. Crow is terminated without cause, the Company shall pay to Mr. Crow as liquidated damages and in lieu of any and all other claims which Mr. Crow may have against the Company an amount equal to Mr. Crow's monthly base salary multiplied by the number of months remaining in the term of this Agreement, or a payment amount equal to two years of Mr. Crow's base salary, whichever is greater.

        MCPEAK, JR. EMPLOYMENT AGREEMENT.    In May 1999, the Company entered into an employment agreement with Mr. Daniel L. McPeak, Jr. (the "McPeak, Jr. Employment Agreement"), pursuant to which Mr. McPeak agreed to serve as Executive Vice President and General Manager for the Company. The McPeak, Jr. Employment Agreement provides that Mr. McPeak will receive an annual base salary of $125,000, which was increased to $135,000 on May 1, 2000, and will be reviewed annually. The McPeak, Jr. Employment Agreement terminates on May 1, 2004, unless his employment is terminated earlier. Thereafter, the term will be automatically extended for an additional five-year term unless either party delivers a notice of election not to extend the term at least 90 days prior to the expiration of the initial term. Mr. McPeak's employment may be terminated prior to the expiration of the stated term under the following circumstances: (i) the mutual written agreement of the Company and Mr. McPeak; (ii) Mr. McPeak's disability, which shall, for the purposes of the McPeak, Jr. Employment Agreement, mean Mr. McPeak's inability due to physical or mental impairment to perform Mr. McPeak's duties and obligations under the McPeak Employment Agreement, despite reasonable accommodation by the Company, for a period exceeding three months; (iii) Mr. McPeak's death; (iv) notice of termination by the Company for cause (as defined in the McPeak Employment Agreement); or (v) written notice of termination by the Company without cause upon fourteen (14) days notice, subject to the compensation for early termination. If Mr. McPeak is terminated without cause, the Company shall pay to Mr. McPeak as liquidated damages and in lieu of any and all other claims which Mr. McPeak may have against the Company an amount equal to Mr. McPeak's monthly base salary multiplied by the number of months remaining in the term of this Agreement, or a payment amount equal to two years of Mr. McPeak's base salary, whichever is greater.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Mr. Daniel McPeak, Sr. has served as Chairman of the Board of the Company since its formation in 1989. In November 1998, Mr. McPeak was re-appointed Chief Executive Officer ("CEO") of the Company. Mr. McPeak previously served as CEO of the Company from May 1989 to April 1997. Mr. McPeak is the spouse of Ms. Patricia McPeak and the father of Daniel L. McPeak, Jr. In February 2001, the Company issued Mr. McPeak nonqualified options to purchase 150,000 shares of Common Stock at an exercise price of $.39 per share. The market price of the Company's Common Stock on the date of grant was $.39 per share. The options were fully vested upon the date of grant, and the expiration date of the options is February 22, 2011. In June, 2001, on the anniversary date of Mr. McPeak's appointment to the Board, the Company issued him nonqualified options to purchase 50,000 shares of Common Stock at an exercise price of $.40 per share. The market price of the Company's Common Stock on the date of grant was $.40 per share. The options will be fully vested at the end of one year, on the anniversary date of grant, and the expiration date of the options is June 1, 2011. In April 2000, the Company issued Mr. McPeak nonqualified options to purchase 2,000,000 shares of Common Stock at an exercise price of $.79 per share. One half of the options, or 1,000,000 shares, were fully vested upon date of grant. On April 1, 2001, the remaining 1,000,000 option shares became fully vested with an exercise price of $.79 per share. The expiration date of the options is April 1, 2010. The stock options were issued in accordance with the Company's 1997 Stock Option Plan.

        Ms. Patricia McPeak served as a director of the Company from its formation in 1989 until the expiration of her term on June 29, 2001. From February 1989 to March 2000, Ms. McPeak also served as President of the Company. In February 2001, the Company issued Ms. McPeak nonqualified options to purchase 150,000 shares of Common Stock at an exercise price of $.39 per share. The market price of the Company's Common Stock on the date of grant was $.39 per share. The options were fully vested upon date of grant. In June 2001, on the anniversary date of Ms. McPeak's appointment to the Board, the Company issued her nonqualified options to purchase 50,000 shares of Common Stock at an exercise price of $.40 per share. The market price of the Company's Common Stock on the date of grant was $.40 per share. The options will be fully vested at the end of one year on the anniversary date of the grant. In accordance with the nonqualified options agreement, the options expired 90 days after Ms. McPeak ended her service as a member of the Board. Since Ms. McPeak's directorship ended on June 29, 2001 and she did not exercise her stock options, the nonqualified options expired on September 29, 2001. During 2000, the Company entered into an exclusive distribution agreement (the "Original Agreement") with NutraStar Incorporated, a Nevada corporation ("NutraStar") to develop products and market them into the nutraceutical and value added functional foods markets for human nutrition. Under this arrangement, during the year 2000 the Company recognized sales to NutraStar of $622,000. By year end 2000 NutraStar had not finalized its structural funding and consequently in early 2001 the Company established a reserve of $250,000 against a receivable from NutraStar at December 31, 2000 and suspended NutraStar's exclusivity arrangement under the Original Agreement. The Original Agreement between RiceX and NutraStar subsequently was canceled in 2001 because of issues related to payment for outstanding goods shipped by the Company. In late 2001, NutraStar entered into a plan and agreement of exchange (the "Reorganization") dated November 9, 2001 with Alliance Consumer International, Inc. ("Alliance"). Pursuant to the Reorganization, NutraStar became a wholly owned subsidiary of Alliance, and Alliance thereafter changed its name to NutraStar Incorporated, a California corporation ("NutraStar California"). In addition, several creditors of NutraStar, including the Company, agreed to cancel certain indebtedness owed by NutraStar in exchange for shares of NutraStar California's Series A preferred stock. Pursuant to this arrangement, during December 2001 the Company agreed to cancel $190,000 of NutraStar's indebtedness in exchange for 190,000 shares of NutraStar California's Series A preferred stock. Concurrent with the Reorganization, the Company and NutraStar entered into a new exclusive distribution agreement (the "Exclusive Distribution Agreement") whereby the Company granted NutraStar an exclusive license to sell certain RiceX brand products for distribution into the nutraceutical market. The Exclusive Distribution Agreement covers the United States and all of its territories and any additional countries or regions of the countries that RiceX and NutraStar mutually agree upon in writing. Patricia McPeak, who resigned as president of the Company on March 31, 2000 and retained her seat on the Company's Board of Directors until June 29, 2001, is an officer and director of NutraStar and also became an officer and director of NutraStar California. She is the spouse of Daniel L. McPeak, Sr., Chairman of the Board and Chief Executive Officer of the Company.

        Mr. Kirit Kamdar has been a director of the Company since August 5, 1998 and was a director of the Company from January 1990 to September 1992. From January 1990 to April 1994, Mr. Kamdar served as the Company's Executive Vice President. In February 2001, the Company issued Mr. Kamdar nonqualified options to purchase 100,000 shares of Common Stock at an exercise price of $.39 per share. The market price of the Company's Common Stock on the date of grant was $.39 per share. The options were fully vested upon the date of grant, and the expiration date of the options is February 22, 2011. In September 2001, on the anniversary date of Mr. Kamdar's appointment to the Board, the Company issued him nonqualified options to purchase 50,000 shares of Common Stock at an exercise price of $.30 per share. The market price of the Company's Common Stock on the date of grant was $.30 per share. The options will be fully vested at the end of one year on the anniversary date of the grant, and the expiration date of the options is September 23, 2011. Mr. Kamdar currently owns 1,951,250 shares of the Company's Common Stock and options, or 2.96%. Since July 1974, Mr. Kamdar has been Chairman of the Board and Chief Executive Officer of Kamflex Corporation ("Kamflex"), a manufacturer of extrusion and conveyor equipment. The Company did not purchase any equipment from Kamflex in 2000 and 2001.

        Mr. Kenneth Miller has been a director of the Company since October 2000 and currently is Manager of GBV Intermark Fund LLC. In September 2000, the Company finalized an agreement with a venture capital firm affiliated with Mr. Miller to convert a $2,500,000 note to equity. On September 29, 2000, the Company converted the note for 3,571,429 shares of Common Stock and warrants to purchase 3,571,429 shares of Common Stock at $.70 per share. The market price of the Company's Common Stock on the date of grant was $.55 per share. The warrants are immediately exercisable and have a term of five years. In connection with this conversion, the Company also granted additional warrants to purchase up to 4,464,285 shares of the Company's Common Stock at $.70 per share, exercisable at any time during the five-year period commencing from the date of grant. The warrant shares are restricted from sale and/or transfer until such time as the Company's revenues at various stages reach an annualized equivalent of $12,000,000 and $25,000,000. In connection with this transaction, the Company issued Common Stock and warrants to two principal parties, one of which was GBV Intermark Fund, LLC. The Common Stock and warrants issued to GBV Intermark Fund, LLC were acquired by Intermark Group Holdings, LLC on April 4, 2002 in a private transaction. In February 2001, the Company issued Mr. Miller nonqualified options to purchase 50,000 shares of the Company's Common Stock at an exercise price of $.39 per share. The market price of the Company's Common Stock on the date of grant was $.39 per share. The options were fully vested upon the date of grant, and the expiration date of the options is February 22, 2011. In September 2001, on the anniversary date of Mr. Miller's appointment to the Board, the Company issued him nonqualified options to purchase 50,000 shares of the Company's Common Stock at an exercise price of $.34 per share. The market price of the Company's Common Stock on the date of grant was $.34 per share. The options will be fully vested at the end of one year on the anniversary date of the grant and the expiration date of the options is September 29, 2011.

        In November 1999, the Company issued 1,500,000 shares of Common Stock to three executives pursuant to the exercise of some of their stock options and received promissory notes in the amount of $1,078,000. In June 2000, the executives rescinded the exercise of these stock options and the promissory notes were cancelled. The stock options were issued in accordance with the Company's 1997 Stock Option Plan.

        In May 2000, the Company issued 1,200,000 shares of Common Stock to three executives pursuant to the exercise of some of their stock options and received promissory notes in the amount of $863,000. In June 2000, the executives rescinded the exercise of these stock options and the promissory notes were cancelled. The stock options were issued in accordance with the Company's 1997 Stock Option Plan.

        During June 2000, the Company and three executive officers rescinded the exercise of 2,700,000 stock options priced at $.72 per share and promissory notes in the total amount of $1,941,000 given as payment for the exercise price. On account of the rescission, the executive officers returned to the Company the shares of Common Stock purchased pursuant to the exercise of the options. The rescission of the exercise of the options restores the Company and the executive officers to the positions they occupied prior to the exercise. The 2,700,000 stock options may be exercised in the future at the $.72 per share exercise price until expired.

        The Company believes that the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. The Company intends that all future transactions, including loans, between the Company and its officers, directors, principal stockholders and their affiliates be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors on the Board of Directors, and be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

1997 STOCK OPTION PLAN

        The Board of Directors adopted the 1997 Stock Option Plan (the "1997 Plan") in November 1997 and the stockholders approved the 1997 Plan in May 1998. At the Annual Meeting of Stockholders of the Company held on June 29, 2001, the stockholders approved increasing the number of shares of Common Stock to be issued under the Company's 1997 Plan from 5,000,000 shares to 10,000,000 shares, and increasing the number of shares of Common Stock reserved for issuance from 5,000,000 shares to 10,000,000 shares. As of December 31, 2001 a total of 4,331,000 shares were available for future grant. The 1997 Plan provides for the grant of "incentive stock options" as defined in Section 422A of the Internal Revenue Code of 1986, as amended (the "Code") to employees of the Company. The 1997 Plan also provides for the grant of options that are not intended to qualify as incentive stock options under Section 422A of the Code to employees, non-employee directors and consultants of the Company. The exercise price of any incentive stock option granted under the 1997 Plan may not be less than 100% of the fair market value of the Company's Common Stock on the date of grant, and the exercise price of any nonqualified stock option granted under the 1997 Plan may not be less than 85% of the fair market value of the Company's Common Stock on the date of grant (110% of the fair market value in the case of a participant owning stock possessing more than 10% of the voting rights of the Company's outstanding capital stock). Shares subject to an option granted under the 1997 Plan may be purchased for cash, by exchange for shares of Common Stock owned by the optionee, or other consideration as set forth in the 1997 Plan. The Board of Directors administers the 1997 Plan. Under the 1997 Plan, options vest not less than 20% per year and have ten year terms (except with respect to 10% stockholders which have five-year terms). If the Company sells substantially all of its assets, or is a party to a merger or consolidation in which it is not the surviving corporation (a "Change of Control"), then the Company has the right to accelerate unvested options and shall give the option holder written notice of the exercisability and specify a time period in which the option may be exercised. All options shall terminate in their entirety to the extent not exercised on or prior to the date specified in the written notice unless the agreement governing the Change of Control shall provide otherwise.

INDEPENDENT PUBLIC ACCOUNTANTS

        The Company's independent public accountants for the last completed fiscal year end, December 31, 2001, were Moss Adams LLP. The Company anticipates that representatives of Moss Adams LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so, and such representatives will be expected to be available to respond to appropriate questions.

FEES PAID TO INDEPENDENT ACCOUNTANTS

        Audit Fees.    The aggregate fees billed by Moss Adams LLP for professional services rendered for the audit of the Company's annual consolidated financial statements for year ended December 31, 2001 and the reviews of the unaudited interim financial statements included in the Company's Forms 10-QSB for the year ended December 31, 2001 ("Audit Services") were $48,750.

        Financial Information Systems Design and Implementation Fees.    Moss Adams LLP did not perform any professional services with respect to financial information systems design and implementation for the year ended December 31, 2001 ("Technology Services").

        All Other Fees.    The aggregate fees billed by Moss Adams LLP for professional services other than Audit Services and Technology Services for the year ended December 31, 2001 were $12,900, primarily fees associated with income tax reporting.

OTHER BUSINESS

        The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

ANNUAL REPORT

        The Company's Annual Report to Stockholders for fiscal year 2001 is being mailed to all stockholders. Any stockholder who has not received a copy may obtain one by writing to the Company.

        THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2001 (EXCLUSIVE OF EXHIBITS THERETO) UPON REQUEST OF ANY PERSON WHO WAS A HOLDER OF RECORD, OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS A BENEFICIAL OWNER, OF COMMON STOCK ON MAY 10, 2002. ANY SUCH REQUEST SHALL BE IN WRITING AND ADDRESSED TO THE SECRETARY OF THE COMPANY, 1241 HAWK'S FLIGHT COURT, EL DORADO HILLS, CA 95762.

SUBMISSION OF STOCKHOLDER PROPOSALS

        Stockholders seeking to bring business before an annual meeting of stockholders, or to nominate directors at an annual or special meeting of stockholders, must provide timely notice thereof in writing. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company (i) in the case of an annual meeting that is called for a date that is within 30 days before or after the anniversary date of the immediately preceding annual meeting of stockholders, not less than 60 days nor more than 90 days prior to such anniversary date, and (ii) in the case of an annual meeting that is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting, or in the case of a special meeting of stockholders, not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever first occurs.

        Pursuant to Rule 14a-8 promulgated by the Securities and Exchange Commission, a stockholder intending to present a proposal to be included in the Company's Proxy Statement for the Company's 2003 Annual Meeting of Stockholders must deliver a proposal in writing to Corporate Secretary, The RiceX Company, 1241 Hawk's Flight Court, El Dorado Hills, CA 95762, no later than March 15, 2003. Proposals not in full conformity with the applicable rules of the Securities and Exchange Commission may be excluded from the Proxy Statement.

By Order of the Board of Directors
/s/ Daniel L. McPeak Daniel L. McPeak Chairman of the Board

El Dorado Hills, CA
Dated: May 20, 2002

Appendix I

AUDIT COMMITTEE CHARTER

COMPOSITION

        The Audit Committee shall be composed of at least two Directors, each of whom, in the judgment of the Board of Directors, is independent and financially literate and at least one of whom has accounting or related financial management expertise. Furthermore, the Audit Committee may not include a Director if a member of RiceX's management sits on the Compensation Committee or similar committee of the Director's company.

FUNCTIONS

        The functions of the Audit Committee are to:

  1.
  Review the adequacy of the outside and inside auditing and control systems and procedures.

  2.
  Review the Company's financial and accounting policies and disclosures and approve changes therein.

  3.
  Review the year-end financial statements to be included in the Annual Report on Form 10-KSB with management and the independent public accountants.

  4.
  Discuss the effects of significant events, transactions and changes in accounting estimates, which were considered by the independent public accountants in performing the quarterly reviews and have affected the quality of RiceX's financial reporting.

  5.
  Review the financial reports published.

DUTIES

1.
As related to the Company's independent public accountants, who are ultimately accountable to the Board of Directors and the Audit Committee:

  Evaluate the independent public accountants and make recommendations to the Board to nominate the independent public accountants and, when appropriate, make recommendations to the Board to replace the independent public accountants.

        Approve the key engagement partners of the independent public accountants.

        Approve the overall scope of the independent public accountants' audit.

        Review the results of the audit with emphasis on the following:

    The independent public accountants' opinion of the Company's internal controls.

    The independent public accountants' opinion as to the qualifications of financial and control personnel.

  Discuss the independent public accountants' judgments about the quality, not just acceptability, of the application of accounting principles used and significant judgments affecting the financial statements.

  Ensure that the independent public accountants prepare and deliver, at least annually, a written statement delineating all relationships between them and the Company, consistent with Independence Standards Board Standard 1.

I-1

  Actively engage in a dialogue with the independent public accountants with respect to any disclosed relationships or services that, in the view of the Audit Committee, may impact the objectivity and independence of the independent public accountant.

        Review the independent public accountants' fees.

        Meet periodically with the independent public accountants without management present.

2.
As related to the internal auditors:

        Approve overall scope of the internal audit program.

        Review the internal auditors' annual and interim reports to the Committee.

        Review internal controls.

        Meet periodically with the internal auditor without management present.

3.
Other duties:

  Provide a report of the Audit Committee's findings that result from its financial reporting oversight responsibilities. This report is to be included in the Company's proxy statement each year.

  Meet with the financial and control officers of the Company or any other persons it deems necessary or appropriate in discharging its duties. The Committee shall have direct access to all such persons, including the internal auditors, with and without management present.

        Review the Audit Committee Charter on an annual basis.

        Report findings to the full Board of Directors.

LIMITATION OF DUTIES

        The Audit Committee's responsibility is oversight. Management of the Company has the responsibility for the Company's financial statements as well as the Company's financial reporting process, principles and internal controls. The independent public accountants are responsible for performing an audit of the Company's annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles, reviewing the Company's quarterly financial statements and other procedures. It is recognized that it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements fairly present the Company's financial position and results of operation and are in accordance with generally accepted accounting principles and applicable laws and regulations. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons within the Company and of the professionals and experts (such as the independent public accountants) from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons, professionals or experts absent actual knowledge to the contrary and (iii) representations made by management or the external auditor as to any information technology services of the type described in Rule 2-01(c)(4)(ii) of Regulation S-X and other non-audit services provided by the Company's independent public accountants. In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible to best react to a changing environment.

I-2

THE RICEX COMPANY

1241 HAWK’S FLIGHT COURT

EL DORADO HILLS, CALIFORNIA 95762

THIS PROXY IS SOLICITED ON BEHALF OF

THE COMPANY’S BOARD OF DIRECTORS

The undersigned holder of Common Stock of The RiceX Company, a Delaware corporation (the “Company”), hereby appoints Daniel L. McPeak, Sr. and Todd C. Crow, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated on the reverse side of this proxy card, all of the shares of stock of the Company that the undersigned may be entitled to vote at the 2002 Annual Meeting of Stockholders of the Company, to be held at The Sacramento Marriott Rancho Cordova, 11211 Point East Drive, Rancho Cordova, California on Thursday, June 20, 2002, from 8:00 A.M. to 10:00 A.M. (Pacific Time) and at any adjournments or postponements thereof, and in their discretion upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

(change of address/comments)

                                            __________________________________

                                            __________________________________

                                            __________________________________

                                            __________________________________

                                            __________________________________

                                            (If you have written in the above

                                            spaces please mark the

                                            corresponding box on the reverse

                                            side of this card.)

(continued and to be signed on reverse side)

PLEASE DATE, SIGN AND MAIL YOUR

PROXY CARD BACK AS SOON AS POSSIBLE!

ANNUAL MEETING OF STOCKHOLDERS

THE RICEX COMPANY

June 20, 2002

Please Detach and Mail in the Envelope Provided

This proxy is being solicited on behalf of the Company’s Board of Directors.

☒          Please mark your votes as in this example

                The Board of Directors recommends a vote FOR the nominees for directors in Proposal No. 1.

1.	Election of	FOR	AGAINST	ABSTAIN	WITHHELD
Directors:

	Kirit S. Kamdar	☐	☐	☐	☐
	Steven W. Saunders	☐	☐	☐	☐

2.	In their discretion on any other matter that may properly come before the meeting or any adjournment thereof.

Please check this box if you plan to attend the Annual Meeting.    ☐

Change of Address / Comments  ☐

         Signature(s) ______________________________   Date __________________

NOTE:    Please sign exactly as name appears above. Joint owners should each sign. Fiduciaries should add their full title to their signature.

Corporations should sign in full corporate name by an authorized officer. Partnerships should sign in partnership name by an

authorized person.

--------------------------------------------------------------------------------

              DETACH & RETURN PROXY CARD, RETAIN ADMISSION CARD

ADMISSION CARD

ANNUAL MEETING OF STOCKHOLDERS

June 20, 2002

8:00 A.M. (Pacific Time)

The Sacramento Marriott Rancho Cordova

11211 Point East Drive

Rancho Cordova, California

Presentation of this card is required

for admission to the Annual Meeting

          PLEASE PRESENT THIS CARD TO THE COMPANY’S REPRESENTATIVE

                   AT THE ENTRANCE TO THE ANNUAL MEETING

THE RICEX COMPANY

Name:  _______________________

Address: _____________________

Non-Transferable

QuickLinks

PROXY STATEMENT FOR 2002 ANNUAL MEETING OF STOCKHOLDERS June 20, 2002
INFORMATION CONCERNING PROXY
PURPOSES OF THE MEETING
OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS
SECURITY OWNERSHIP
PROPOSAL TO ELECT DIRECTORS
CURRENT DIRECTORS AND EXECUTIVE OFFICERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION ACTIVITY IN 2000 TO EXECUTIVES
STOCK OPTION EXERCISES AND YEAR-END VALUE TABLE
DIRECTOR COMPENSATION
EMPLOYMENT AGREEMENTS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
1997 STOCK OPTION PLAN
INDEPENDENT PUBLIC ACCOUNTANTS
FEES PAID TO INDEPENDENT ACCOUNTANTS
OTHER BUSINESS
ANNUAL REPORT
SUBMISSION OF STOCKHOLDER PROPOSALS
AUDIT COMMITTEE CHARTER